Brown & Brown, Inc. Investor Presentation – 2020 May 2020 Exhibit 99.1

Information Regarding Forward-Looking Statements This presentation and the statements made during our presentation may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations.   All statements, other than statements of historical facts, included in this document that address activities, events or developments that we expect or anticipate may occur in the future, including those relating to the potential effects of the COVID-19 pandemic on our business, operations, financial performance and prospects, the market performance of our business segments, quarterly interest expense, share repurchases, margin expansion, changes in exposure units, the pipeline of acquisition candidates, future capital expenditures, growth in commissions and fees including Organic Revenue growth, business strategies, competitive strengths, goals, the benefits of new initiatives, plans, and references to future successes are forward-looking statements. Also, when we use words such as ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘probably’ or similar expressions, we are making forward-looking statements.   There are important uncertainties, events and factors that could cause our actual results or performance to differ materially from those forward-looking statements contained in this document or made during our presentation, including the following: the COVID-19 pandemic and the resulting governmental and societal responses, the severity and duration of the pandemic, and the resulting impact on the U.S. economy, the global economy, and the Company’s business, liquidity, customers, insurance carriers, and third parties; the inability to retain or hire qualified employees, as well as the loss of any of our executive officers or other key employees; acquisition-related risks that could negatively affect the success of our growth strategy, including the possibility that we may not be able to successfully identify suitable acquisition candidates, complete acquisitions, integrate acquired businesses into our operations and expand into new markets; a cybersecurity attack or any other interruption in information technology and/or data security and/or outsourcing relationships; the requirement for additional resources and time to adequately respond to dynamics resulting from rapid technological change; changes in data privacy and protection laws and regulations or any failure to comply with such laws and regulations; the loss of or significant change to any of our insurance company relationships, which could result in additional expense, loss of market share or material decrease in our profit-sharing contingent commission, guaranteed supplemental commissions or incentive commissions; adverse economic conditions, natural disasters, or regulatory changes in states where we have a high concentration of our business; the inability to maintain our culture or a change in management, management philosophy or our business strategy; risks facing us in our Services Segment, including our third-party claims administration operations, that are distinct from those we face in our insurance intermediary operations; our failure to comply with any covenants contained in our debt agreements; the possibility that covenants in our debt agreements could prevent use from engaging in certain potentially beneficial activities; changes in estimates, judgments or assumptions used in the preparation of our financial statements; improper disclosure of confidential information; the limitations of our system of disclosure and internal controls and procedures in preventing errors or fraud, or in informing management of all material information in a timely manner; the potential adverse effect of certain actual or potential claims, regulatory actions or proceedings on our businesses, results of operations, financial condition or liquidity; changes in the U.S.-based credit markets that might adversely affect our business, results of operations and financial condition; the significant control certain existing shareholders have over the Company; risks related to our international operations, which may require more time and expense than our domestic options to achieve or maintain profitability; risks associated with the current interest rate environment, and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income; disintermediation within the insurance industry, including increased competition from insurance companies, technology companies and the financial services industry, as well as the shift away from traditional insurance markets; changes in current U.S. or global economic conditions; effects related to pandemics, epidemics, or outbreaks of infectious diseases, including COVID-19; conditions that result in reduced insurer capacity; quarterly and annual variations in our commissions that result from the timing of policy renewals and the net effect of new and lost business production; the possibility that one of the financial institutions we use fails or is taken over by the U.S. Federal Deposit Insurance Corporation (FDIC); uncertainty in our business practices and compensation arrangements due to potential changes in regulations; regulatory changes that could reduce our profitability or growth by increasing compliance costs, technology compliance, restricting the products or services we may sell, the markets we may enter, the methods by which we may sell our products and services, or the prices we may charge for our services and the form of compensation we may accept from our customers, carriers and third parties; intangible asset risk, including the possibility that our goodwill may become impaired in the future; a decrease in demand for liability insurance as a result of tort reform litigation; changes in our credit ratings; volatility in our stock price; and other risks, relevant factors and uncertainties identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and the Company’s other filings with the Securities and Exchange Commission. All forward-looking statements made herein are made only as of the date of this presentation, and the Company does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or of which the Company hereafter becomes aware.   In particular, our forward-looking statements are subject to risks and uncertainties related to the COVID-19 pandemic and the resulting governmental and societal responses. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings.

This presentation contains references to "non-GAAP financial measures" as defined in SEC Regulation G, including EBITDAC, EBITDAC Margin, Diluted Net Income Per Share – Adjusted, Net Debt, Total Debt Outstanding to EBITDAC, Net Debt Outstanding to EBITDAC, Free Cash Flow, Free Cash Flow Conversion, Free Cash Flow Yield, and Organic Revenue. We present these measures because we believe such information is of interest to the investment community and because we believe it provides additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent on a generally accepted accounting principles (“GAAP”) basis. This supplemental financial information should be considered in addition to, not in lieu of, the Company’s consolidated income statements and balance sheets as of the relevant date. Consistent with Regulation G, a description of such information is provided below and a reconciliation of such items to GAAP information can be found in our periodic filings with the SEC. Our method of calculating these non-GAAP financial measures may differ from the methods used by industry peers and, therefore, comparability may be limited. Revenue Measures – We believe that Organic Revenue, as defined below, provides a meaningful representation of the Company’s operating performance and improves the comparability of results between periods by eliminating the impact of certain items that have a high degree of variability. The Company has historically viewed Organic Revenue growth as an important indicator when assessing and evaluating the performance of its four segments. Organic Revenue, a non-GAAP measure, is our core commissions and fees less: (i) the core commissions and fees earned for the first 12 months by newly-acquired operations and (ii) divested business (core commissions and fees generated from offices, books of business or niches sold or terminated during the comparable period), and for the calculation of Organic Revenue growth in 2018 only (iii) the impact of the adoption of Accounting Standards Update No.2014-09, “Revenue from Contracts with Customers (Topic 606)” and Accounting Standards Codification Topic 340 – Other Assets and Deferred Cost (the “New Revenue Standard”) in order to be on a comparable basis with 2017. The term “core commissions and fees” excludes profit-sharing contingent commissions and guaranteed supplemental commissions, and therefore represents the revenues earned directly from specific insurance policies sold, and specific fee-based services rendered. “Organic Revenue” is reported in this manner in order to express the current year’s core commissions and fees on a comparable basis with the prior year’s core commissions and fees. The resulting net change reflects the aggregate changes attributable to: (i) net new and lost accounts, (ii) net changes in our customers’ exposure units, (iii) net changes in insurance premium rates or the commission rate paid to us by our carrier partners, and (iv) the net change in fees paid to us by our customers. Earnings Measures – We believe these non-GAAP measures, as defined below, provide a meaningful representation of the operating performance of the Company and improve the comparability of results between periods by eliminating the impact of certain items that have a high degree of variability. EBITDAC is defined as income before interest, income taxes, depreciation, amortization and the change in estimated acquisition earn-out payables. EBITDAC Margin is defined as EBITDAC divided by total revenues. Diluted Net Income Per Share – Adjusted is defined as diluted net income per share, excluding (i) the change in estimated acquisition earn-out payables, (ii) the net pretax loss on disposal of certain assets of Axiom Re in 2014, (iii) the impact of the change in the effective tax rate in 2017 only, associated with the one-time, non-cash impact of the Tax Cut and Jobs Act of 2017 (the “Tax Reform Act”). Other Non-GAAP Financial Measures – We believe these non-GAAP measures, as defined below, are useful to monitor our leverage and evaluate our balance sheet. Net Debt is defined as total debt outstanding less cash and cash equivalents Total Debt Outstanding to EBITDAC is defined as total debt outstanding divided by EBITDAC. Net Debt Outstanding to EBITDAC is defined as Net Debt outstanding divided by EBITDAC. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures. Free Cash Flow Conversion is defined as free cash flow divided by total revenues. Free Cash Flow Yield is defined as free cash flow divided by fully diluted shares, as measured by the average share price for the year. Information Regarding Non-GAAP Financial Measures

Company Overview

Investment Highlights Proven track record of profitable revenue growth – organic & acquired Experienced leadership team & strong performance-based culture Balanced & highly diversified revenue base Strong liquidity and cash flow conversion supported by disciplined capital strategy Platform operating model with broad distribution network that generates industry-leading financial metrics

Brown & Brown At-A-Glance Key Facts Historical Revenue & EBITDAC Margin Ownership 2019 Revenue by Segment Headquartered in Daytona Beach, Florida Founded in 1939 - 81 years of serving customers 10,000+ teammates as of December 31, 2019 Doing business in all 50 states, Bermuda, Canada, Cayman Islands and England; 311 locations in 44 states Primarily focused on Property, Casualty, Employee Benefits, Personal Lines, and Ancillary Services Short-Term Investors & Long-Term Institutional Investors ~78% B&B Teammates2 ~22% Retail 57% National Programs 22% Wholesale Brokerage 13% Services 8% 1 2019 includes first full year of Hays’ results of $220.8 million in revenue; Hays’ 2019 results decreased the total company’s EBITDAC Margin by 80 bps vs. the prior year 2 Estimated based upon 2019 public filings and data gathered from Brown family and teammates 1 See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60

Power of Our Culture Sales & Service Focused Ownership & Entrepreneur Decentralized Highly Competitive Common Goals Prideful Relationships Profit Oriented Lean High Quality & Integrity

Vision People Recruiting & Enhancing Business Money Making Business Selling & Servicing Insurance Business To Be the Leading Insurance Broker Delivering Innovative Solutions to Our Customers Innovative Solutions Business

Annual revenue: $2.4B Closed $1.35B credit facility Raised $150M of equity for acquisitions Raised $200M in debt for acquisitions Annual revenue: $1B Acquired Arrowhead ($108M) Acquired Beecher Carlson ($106M) Acquired Wright ($120M) and issued public bond of $500M Acquired Riedman Insurance Agency ($54M) Acquired Hull & Co. ($63M) 2001 2005 2011 2014 2012 2004 2002 2013 Total Revenues ($) in Millions 2018 Annual revenue: $2.0B Acquired The Hays Group ($221M) Numbers in parenthesis denote approximate annual acquired revenue 2019 Sustained Track Record of Profitable Growth & Integrating Acquisitions Issued public bond of $350M

Balanced & Diversified Business Mix Revenues by Segment ($M) Retail Wholesale Brokerage National Programs Services 1993 2019 2000 $2,392 $210 $94

Market Profile National Account Middle - Market1 Small Commercial Low - Medium Medium Medium Margin Fees Commissions Commissions Source of Revenue 1 Middle-market defined as businesses with between 50 and 2,500 employees All Segments Offer Attractive Growth Opportunities

Shareholder Value Creation People, technology & new program investments must exceed hurdle rates Purchases to minimize dilution from equity plans & opportunistic buys Internal Investments Acquisitions Return to Shareholders Seek to deploy capital at rates exceeding hurdle rates 26 years of consecutive dividend increases

Decentralized Sales & Service Model Leverage National Scale – Sell & Service Locally Brand Finance/Treasury Legal HR/Payroll Strategic Purchasing Communications IT Internal Audit/Compliance Acquisitions Talent Development Carrier Relations Cross-Selling Knowledge Sharing Marketing Talent Development Acquisitions IT Corporate Platforms Segment Platforms

Total Shareholder Returns1 2 Source: FactSet as of 12/31/2019 ¹ Calculated as change in share price plus total dividends paid 2 Represents median total shareholder returns of Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company. Total Shareholder Returns 1 Yr. 3 Yr. 5 Yr. 10 Yr. 20 Yr. BRO 44% 80% 148% 365% 1680% Peers2 38% 81% 113% 423% 464% S&P 500 29% 44% 57% 190% 120%

Reasons to Invest in Brown & Brown Revenue Growth 9% 5 Yr. CAGR 9% 10 Yr. CAGR Free Cash Flow Yield 8% 5 Yr. Avg. 8% 10 Yr. Avg. Free Cash Flow Conversion 24% 5 Yr. Avg. 24% 10 Yr. Avg. EBITDAC Margin 32% 5 Yr. Avg. 33% 10 Yr. Avg. Net Income Per Share Growth1 11% 5 Yr. CAGR 10% 10 Yr. CAGR Total Shareholder Return2 148% 5 Yr. 365% 10 Yr. *All amounts presented on this slide are calculated as of 12/31/2019 1 Represents Diluted Net Income Per Share – Adjusted 2 Calculated as change in share price plus total dividends paid Free Cash Flow Growth 10% 5 Yr. CAGR 11% 10 Yr. CAGR See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60

Retail Segment

Segment Overview - Retail Key Metrics Business Mix Differentiation Market Profile Culture of ownership and entrepreneurial thinking Breadth and depth of capabilities available to customers from small businesses to large multi-national entities Delivering solutions across all lines of business for our customers with proximity to their markets Specialized products and services tailored to meet our customers specific needs Hundreds of thousands of middle market businesses ensuring low customer concentration Highly fragmented, providing attractive opportunity for market share growth Customer base values advice and service that can be difficult for small, local competitors to provide Primary competition is the local broker/agent 2019 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 31.1% 14.8% 11.1% Organic Revenue Growth 4.7% 3.5% 2.8% EBITDAC Margin 28.4% 29.2% 30.1% Revs/Teammate (in thousands)1 $262 $243 $237 1 Represents total revenues divided by the average number of employees at the beginning of the year and the number of employees at the end of the year. See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60

Breadth & Depth of Expertise INDUSTRY Customers span hundreds of industry classifications with more than 14 industries MARKETS Placing coverage for 1,000+ carrier partners and with 50 significant carriers COVERAGE Coverage placed for almost every line, with more than 15 lines The Retail Segment provides broad and deep expertise to our customers, while maintaining close proximity to the communities in which our customers operate their businesses.

Capabilities Property Casualty Workers’ Compensation Professional / Cyber Liability Captive Management & Actuarial Services Environmental Liability Claims & Loss Control Consulting / Analytics Group Medical, Benefits, Retirement & Savings Ancillary / Non-Medical Benefits F&I Dealership Services Revenue $1M $5B+ Employees 50 50,000+ Construction Healthcare Real Estate Finance & Insurance Non-Profits Educational Institutions Public Entities Retail Manufacturing

Investing for the Future TEAMMATES Ownership Producer incentives Brown & Brown University CAPABILITIES Tailored risk management solutions Customer experience National breadth and acquisitions TECHNOLOGY Data, analytics and modeling capabilities Employee benefits technology & compliance tools Standardized agency management platform The Retail Segment continuously invests in our business to develop teammates, increase capabilities, and enhance operational effectiveness in order to deliver world-class solutions and service to our customers.

National Programs Segment

Segment Overview – National Programs Business Overview Programs Brown & Brown National Programs is a leading program administrator (Managing General Agent / Managing General Underwriter). Our National Programs team partners with insurance companies and provides services such as underwriting, distribution management, policy administration, and claims handling. Key Metrics Business Mix 2019 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 4.8% 5.0% 5.1% Organic Revenue Growth 3.0% 2.7% 2.8% EBITDAC Margin 37.0% 36.7% 37.2% Revs/Teammate (in thousands)1 $261 $254 $249 See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60 1 Represents total revenues divided by the average number of employees at the beginning of the year and the number of employees at the end of the year. Our National Programs Segment works with over 100 carrier partners, offering more than 40 programs. Examples include earthquake; flood; personal lines; habitational, lender-placed coverage for financial institutions; and public entity risk management.

Breadth & Depth of Expertise CAPABILITIES Turnkey and bespoke solutions Underwriting expertise Product development Technology, data and analytics MARKETS 100+ carrier relationships Robust marketing team Nationwide retail distribution network INDUSTRY 40+ programs $3.1B+ in written premium Management team with deep experience The National Programs Segment delivers broad and deep expertise to its carrier partners and tailored solutions for distribution partners to drive efficient and effective placement of coverage.

Solutions National Programs provides carriers with the complete infrastructure to launch and manage broad or niche programs. Carriers Focus On: Capital investments Established program metrics Portfolio underwriting management Reinsurance Risk management Technology Underwriting Billing & collection Claims administration & management Operations & mailroom Policy administration Program management Marketing & distribution Daily Program Support & Servicing: Technology, Data & Analytics Program Underwriters Carriers Leadership Programs

Wholesale Brokerage Segment

Segment Overview – Wholesale Brokerage

Key Metrics

	2019	Avg. 3 Yr.	Avg. 5 Yr.
Revenue Growth	8.0%	8.5%	8.0%
Organic Revenue Growth	7.4%	6.5%	6.0%
EBITDAC Margin	32.4%	32.1%	32.9%
Revs/Teammate (in thousands)[1]	$239	$233	$228

Business Mix



48%
52%
Brokerage
Binding Authority

Business Overview

- The Wholesale Brokerage Segment primarily places excess and surplus commercial insurance through a broad, nationwide network of retail agents, including Brown & Brown retail agents.
- Capabilities and coverage are distributed through a broad, nationwide network of retail agents, including Brown & Brown retail agents.

Key Go-to-Market Brands

- APEX Insurance Services
- Decus Insurance Brokers
- ECC Insurance Brokers
- Halcyon Underwriters
- Hull & Company
- MacDuff Underwriters
- Morstan General Agency
- National Risk Solutions
- Peachtree Special Risk Brokers
- Texas Security General Insurance Agency

[1] Represents total revenues divided by the average number of employees at the beginning of the year and the number of employees at the end of the year.

25

See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60

© 2020 Brown & Brown, Inc. All rights reserved.

Breadth & Depth of Expertise Areas of Expertise Open market brokerage and full underwriting binding authority Product-specific expertise Layering expertise Modeling expertise Product development team Policy forms Underwriting & Products High-risk property/casualty exposures Transportation, auto, garage Personal lines Financial & professional exposures Rental car programs Police department liability Marine Workers’ compensation Environmental 16,000+ independent retail agency customers 50 States, Canada, UK, EU 20+ binding authority contracts Represent 200+ carriers London broker providing Lloyd’s and Bermuda access Network

Services Segment

Segment Overview - Services Key Metrics Business Mix Business Overview Businesses The Services Segment is composed of claims advocacy businesses, claims adjusting, and claims processing, including property, auto, and workers compensation. These businesses work on behalf of our carrier partners, public institutions, and private companies. The Advocator Group, LLC American Claims Management ICA Medval and NuQuest Professional Disability Associates Preferred Governmental Claims Solutions Social Security Advocates for the Disabled USIS 2019 Avg. 3 Yr. Avg. 5 Yr. Revenue Growth 2.4% 7.5% 7.3% Organic Revenue Growth (6.3%) 0.7% 2.5% EBITDAC Margin 22.1% 23.2% 22.7% Revs/Teammate (in thousands)1 $185 $186 $181 See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60 1 Represents total revenues divided by the average number of employees at the beginning of the year and the number of employees at the end of the year.

Services Capabilities Specialized claims services Compliance solutions Experience and scope Data and analytics Nationwide expert network Medicare Set-Aside / Social Security Nationwide coverage Customer-centric service model Robust claims management Scalable and flexible technology Loss control/safety programs Claims TPA

Acquisitions

Disciplined M&A Strategy Consistent due diligence process and price accordingly Corporate and segment teams involved Sponsor responsible post acquisition Integrate Finance, IT, and HR Create long-term shareholder value Find high-quality businesses and teams that fit culturally Identify and involve senior operating leaders early in the process to make for a smooth transition Leverage carrier relationships and capabilities to drive value 1 Represents the approximate annual revenue of businesses and books of business acquired between 2010 and 2019 Acquired Revenue¹ (in millions) Strategic Rationale M&A Process Typical M&A Structure Minimum and maximum purchase price criteria Agreed upon baseline and projected pro formas Actual purchase price typically calculated based upon financial performance over a one to three year period Structured to retain and incentivize new teammates Leverage proven integration plans 10-yr avg $117M

Technology & Innovation

Technology Evolution Standardize Optimize Innovate Business Value Maturity Value Impact Information Technology Maturity Operational Excellence Service Excellence

Information Technology Update Program Objectives Actual & Projected EBITDAC Margin Effect Upgrade core financial and management reporting systems Streamline and simplify core architecture Upgrade and enhance strategic agency/policy management systems Enhance data capture and analytics Reduce inefficient technology spend Improve technology platforms to support growth Represents estimated negative impact to EBITDAC Original Estimate Updated Estimate Potential investment 1 $30-$40M $30-$40M Time horizon of investment 2-3 years 3-4 years Breakeven 4-6 years 5-7 years Interim EBITDAC Margin impact 35-60bps 50-60bps See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60

Innovation Agenda Prefill External, Third Party Data Aggregation New Product Development Robotic Process Automation Predictive Analytics Claims, Marketing, Underwriting, Pricing & Operations Claims Settlement Automation AI-Based Applications Chatbots, Policy Checking & Commercial Underwriting

InsurTech Engagement Tracking & Monitoring Demos & Introductions Proof of Concept In Production NDA - Deeper Evaluation

Financial Performance

Performance vs. Peers & Market Source: FactSet as of 12/31/2019 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company. See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60 1

Strong & Consistent Free Cash Flow Conversion Source: FactSet as of 12/31/2019, SNL Financial 1 Peers are Arthur J. Gallagher & Co, Aon plc, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60 1

Industry-Leading Free Cash Flow Yield Source: FactSet as of 12/31/2019 1 Peers are Aon plc, Arthur J. Gallagher & Co, Marsh & McLennan Companies, and Willis Towers Watson Public Limited Company. 2 Represents median free cash flow yield for S&P 500 constituents as of the specified year end. Based on the S&P 500 constituents as of February 2020 the 10-year average would be 4.9%. BRO 10-year Average: 7.9% Peer 10-year Average: 5.3% S&P 500 10-year Average: 5.9% 1 2 See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60

Strong Cash Generation¹ 10-Year CAGR = 11.3% ($) in Millions $4752 $2542 1 Defined as net cash provided by operating activities. 2 Reflects acceleration of $50M in annual bonus payments from January 2013 to December 2012; bonuses are traditionally paid in January.

Diluted Net Income Per Share 10-Year CAGR = 10.0%

Diluted Net Income Per Share – Adjusted 10-Year CAGR = 10.0% See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60

Balanced Long-Term Capital Deployment ($) in Millions 1 Defined as net cash provided by operating activities.

Conservative Financial Policy & Liquidity Profile 1 Total debt outstanding is defined as current portion of long-term debt plus long-term debt less unamortized discount and debt issuance costs 2 Net Debt Outstanding to EBITDAC shown as 0x in instances where it is below 0x See important disclosures regarding Non-GAAP measures on page 2 and Non-GAAP reconciliations on pages 48-60 $542M cash on balance sheet as of 12/31/2019 $450M undrawn capacity on revolver, with expansion features of up to $650M under various loan agreements Amended and extended in June 2017 to June 2022 Revolver withdrawal of $250M completed in Q2’20 For the twelve-month period ended 12/31/2019, Brown & Brown generated $605M of Free Cash Flow Liquidity Profile Committed to maintaining low leverage, industry-leading margins, high Free Cash Flow Conversion, and investment-grade ratings Optimize financial flexibility in line with growth objectives Target Net Debt Outstanding to EBITDAC ratio of 0 – 2.5x and Total Debt Outstanding to EBITDAC ratio of 0 – 3.0x Manage capital allocation through: internal investment, external acquisitions, and return to shareholders through dividends and periodic share repurchases Financial & Capital Allocation Policy Debt outstanding ($M) Debt to EBITDAC Ratio Debt & Leverage Debt Maturity Profile ($M) Principal Payments by Calendar Year 1 2

Closing Comments

Closing Comments Business well positioned to capture future opportunities Premium rates continue to increase slightly, and exposure units impacted by economic growth Balanced capital strategy and liquidity to deliver long-term shareholder value Investing in technology to improve customer and teammate experience, data analytics and workflow efficiency Operating model consistently delivers industry leading financial metrics and shareholders’ returns

GAAP to Non-GAAP Reconciliation Appendix

($ Millions, Except Per Share Data; Unaudited) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Net income $161.8 $164.0 $184.0 $217.1 $206.9 $243.3 $257.5 $399.6 $344.3 $398.5 Net Income Margin 17% 16% 15% 16% 13% 15% 15% 21% 17% 17% Income taxes $104.3 $106.5 $120.8 $140.5 $132.8 $159.3 $166.0 $50.1 $118.2 $127.4 Income before income taxes $266.1 $270.5 $304.8 $357.6 $339.7 $402.6 $423.5 $449.7 $462.5 $525.9 Interest $14.5 $14.1 $16.1 $16.4 $28.4 $39.2 $39.5 $38.3 $40.6 $63.7 Depreciation $12.6 $12.4 $15.4 $17.5 $20.9 $20.9 $21.0 $22.7 $22.8 $23.4 Amortization $51.4 $54.8 $63.6 $67.9 $82.9 $87.4 $86.7 $85.4 $86.5 $105.3 Change in estimated acquisition earn-out payables ($1.7) ($2.2) $1.4 $2.5 $9.9 $3.0 $9.2 $9.2 $3.0 ($1.4) EBITDAC $342.9 $349.6 $401.3 $461.9 $481.8 $553.1 $579.9 $605.3 $615.4 $716.9 EBITDAC Margin 35% 34% 33% 34% 31% 33% 33% 32% 31% 30% Total revenues $973.5 $1,013.5 $1,200.0 $1,363.3 $1,575.8 $1,660.5 $1,766.6 $1,881.3 $2,014.2 $2,392.2 See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue Net Income to EBITDAC

($ Millions, Except Per Share Data; Unaudited) Retail National Programs 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Income before income taxes $181.9 $188.0 $196.6 $217.8 $222.9 $67.7 $91.8 $110.0 $117.4 $143.7 Income Before Income Taxes Margin 21% 20% 21% 21% 16% 16% 20% 23% 24% 28% Interest $41.0 $38.2 $31.1 $36.0 $87.3 $55.7 $45.7 $35.6 $26.2 $16.7 Depreciation $6.6 $6.2 $5.2 $5.3 $7.4 $7.3 $7.9 $6.3 $5.5 $6.8 Amortization $45.1 $43.4 $42.2 $44.4 $63.1 $28.5 $27.9 $27.3 $26.0 $25.5 Change in estimated acquisition earn-out payables $2.0 $10.3 $8.1 $1.1 $8.0 $0.2 $0.2 $0.8 $0.8 ($0.8) EBITDAC $276.7 $286.1 $283.2 $304.6 $388.7 $159.4 $173.5 $179.9 $175.9 $191.9 EBITDAC Margin 32% 31% 30% 29% 28% 37% 39% 38% 36% 37% Total revenues $870.3 $917.4 $943.5 $1,042.8 $1,367.3 $428.7 $448.5 $479.8 $494.5 $518.4 See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue Income Before Income Taxes to EBITDAC

($ Millions, Except Per Share Data; Unaudited) Wholesale Brokerage Services 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Income before income taxes $64.7 $62.6 $68.8 $70.2 $82.7 $19.7 $24.3 $30.5 $34.5 $40.3 Income Before Income Taxes Margin 30% 26% 25% 24% 27% 14% 16% 18% 18% 21% Interest $0.9 $4.0 $6.3 $5.3 $4.8 $6.0 $5.0 $3.5 $2.9 $4.4 Depreciation $2.1 $2.0 $1.9 $1.6 $1.7 $2.0 $1.9 $1.6 $1.6 $1.2 Amortization $9.7 $10.8 $11.5 $11.4 $11.2 $4.0 $4.5 $4.5 $4.8 $5.5 Change in estimated acquisition earn-out payables $0.8 ($0.3) $0.3 $0.8 ($0.0) $0.0 ($1.0) $0.0 $0.1 ($8.6) EBITDAC $78.2 $79.1 $88.8 $89.3 $100.4 $31.7 $34.7 $40.1 $43.9 $42.8 EBITDAC Margin 36% 33% 33% 31% 32% 22% 22% 24% 23% 22% Total revenues $217.0 $243.1 $271.7 $287.0 $310.1 $145.4 $156.4 $165.4 $189.2 $193.8 See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue Income Before Income Taxes to EBITDAC

Net Cash Provided by Operating Activities to Free Cash Flow

($ Millions, Except Per Share Data; Unaudited)

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Stock Price, as of the 10th day of the fiscal year	$9.88	$11.32	$12.73	$15.70	$16.46	$16.05	$18.21	$22.67	$26.11	$27.99
Total Shares	278,636	280,528	284,020	285,248	285,782	280,224	275,608	277,586	275,521	274,616
Equity Market Capitalization	$2,752.9	$3,175.6	$3,615.6	$4,478.4	$4,704.0	$4,497.6	$5,018.8	$6,292.9	$7,193.9	$7,686.5
Net cash provided by operating activities	$264.4	$244.5	$254.3	$474.8	$394.8	$381.8	$411.0	$442.0	$567.5	$678.2
Less Capital Expenditures	$10.5	$13.6	$24.0	$16.4	$24.9	$18.4	$17.8	$24.2	$41.5	$73.1
Free Cash Flow	$253.9	$230.9	$230.3	$458.4	$369.9	$363.4	$393.3	$417.8	$526.0	$605.1
Free Cash Flow	$253.9	$230.9	$230.3	$458.4	$369.9	$363.4	$393.3	$417.8	$526.0	$605.1
Total Revenue	$973.5	$1,013.5	$1,200.0	$1,363.3	$1,575.8	$1,660.5	$1,766.6	$1,881.3	$2,014.2	$2,392.2
Free Cash Flow Conversion	26%	23%	19%	34%	23%	22%	22%	22%	26%	25%
Free Cash Flow	$253.9	$230.9	$230.3	$458.4	$369.9	$363.4	$393.3	$417.8	$526.0	$605.1
Divided by Equity Market Capitalization	$2,752.9	$3,175.6	$3,615.6	$4,478.4	$4,704.0	$4,497.6	$5,018.8	$6,292.9	$7,193.9	$7,686.5
Free Cash Flow Yield	9%	7%	6%	10%	8%	8%	8%	7%	7%	8%

52

See important disclosures regarding Non-GAAP measures on page 2.

© 2020 Brown & Brown, Inc. All rights reserved.

($ Millions, Except Per Share Data; Unaudited) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Diluted Net income per share $0.56 $0.57 $0.63 $0.74 $0.71 $0.85 $0.91 $1.40 $1.22 $1.40 Change in estimated acquisition earn-out payable - - - 0.01 0.02 0.01 0.02 0.02 0.01 - Loss on disposal - Axiom - - - - 0.11 - - - - - Tax Reform Act - - - - - - - (0.43) - - Diluted Net Income per Share - Adjusted $0.56 $0.57 $0.63 $0.75 $0.84 $0.86 $0.93 $0.96 $1.22 $1.40 See important disclosures regarding Non-GAAP measures on page 2. Diluted Net Income per Share – Adjusted

See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue Reconciliation of Commissions & Fees to Organic Revenue ($ Millions; Unaudited) 2019 Retail Programs Wholesale Services Total 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 Commissions and fees $1,364.8 $1,040.5999999999999 $516.9 $493.9 $309.39999999999998 $286.39999999999998 $193.6 $189 $2,384.6999999999998 $2,009.9 Total Change 324.20000000000005 23 23.1 4.5999999999999943 374.79999999999973 Total Growth % 0.31155102825293107 4.7% 8.7% 2.4% 0.18647693915120142 Contingent Commissions -34.200000000000003 -24.5 -17.5 -23.9 -7.5 -7.5 0 0 -59.2 -55.9 Guaranteed Supplemental Commissions -11.1 -8.5 -10.6 -0.1 -1.4 -1.4 0 0 -23.099999999999998 -10 Core commissions and fees $1,319.5 $1,007.4999999999999 $488.79999999999995 $469.9 $300.5 $277.60000000000002 $193.6 $189 $2,302.4 $1,944 Acquisition revenues -272.39999999999998 -5.7 -3.6 -16.5 -298.3 Divested business -7.7 -0.8 -1.3 0 -9.8000000000000007 Organic Revenue $1,047.999999999999 $999.79999999999984 $483.09999999999997 $469.09999999999997 $296.89999999999998 $276.3 $177.1 $189 $2,004.1000000000001 $1,934.2 Organic Revenue growth $47.300000000000068 $14.01 $20.599999999999966 $-11.900000000000006 $69.900000000000091 Organic Revenue growth % 4.7% 2.9865700277126414 7.3556641331885497 -6.2962962962962998 3.6138972184882684

See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue Reconciliation of Commissions & Fees to Organic Revenue ($ Millions; Unaudited) 2018 Retail Programs Wholesale Services Total 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 Commissions and fees $1,040.57 $942.03 $493.87 $479.01 $286.36 $271.14 $189.04 $165.07 $2,009.8400000000001 $1,857.2499999999998 Total Change 98.539999999999964 14.860000000000014 15.220000000000027 23.97 152.59000000000037 Total Growth % 0.10460388734965974 3.1% 5.6% 0.14521112255406798 8.2% Contingent Commissions -24.51 -23.37 -23.89 -20.12 -7.46 -8.68 0 0 -55.860000000000007 -52.17 Guaranteed Supplemental Commissions -8.5299999999999994 -9.1 -7.5999999999999998E-2 -3.1E-2 -1.35 -1.23 0 0 -9.9559999999999995 -10.361000000000001 Core commissions and fees $1,007.53 $909.56 $469.904 $458.85899999999998 $277.55 $261.22999999999996 $189.04 $165.07 $1,944.240000000003 $1,794.7189999999996 New Revenue Standard 1.24 -7.97 0.93 -10.3 -16.100000000000001 Acquisition revenues -73.400000000000006 -7.28 -2.5 -7.96 -91.14 Divested business -1.27 -0.114 -0.106 0 -1.4900000000000002 Organic Revenue $935.37 $908.29 $454.654 $458.745 $275.98 $261.12399999999997 $170.77999999999997 $165.07 $1,836.7840000000003 $1,793.2289999999996 Organic Revenue growth $27.080000000000041 $-4.0810000000000084 $14.856000000000051 $5.7099999999999795 $43.555000000000746 Organic Revenue growth % 2.9814266368670846 -0.88960097657740326 5.7% 3.4% 2.4%

See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue Reconciliation of Commissions & Fees to Organic Revenue ($ Millions; Unaudited) 2017 Retail Programs Wholesale Services Total 2017 2016 2017 2016 2017 2016 2017 2016 2017 2016 Commissions and fees $942.1 $916.1 $479 $447.8 $271.10000000000002 $242.8 $165.1 $156.1 $1,857.2999999999997 $1,762.8 Total Change 26 31.199999999999989 28.300000000000011 9 94.499999999999773 Total Growth % 2.8381181093767055 6.9673961589995503 0.11655683690280071 5.8% 5.4% Contingent Commissions -23.4 -25.2 -20.100000000000001 -17.3 -8.6999999999999993 -11.5 0 0 -52.2 -54 Guaranteed Supplemental Commissions -9.1999999999999993 -9.8000000000000007 -3.1E-2 -2.3E-2 -1.2 -1.7 0 0 -10.430999999999999 -11.523 Core commissions and fees $909.5 $881.1 $458.86899999999997 $430.47699999999998 $261.20000000000005 $229.60000000000002 $165.1 $156.1 $1,794.6689999999996 $1,697.277 Acquisition revenues -8.1 -2.2959999999999998 -16.442 -0.85 -27.688000000000002 Divested business -4.8380000000000001 -0.27700000000000002 0 0.20300000000000001 -4.9119999999999999 Organic Revenue $901.4 $876.26200000000006 $456.57299999999998 $430.2 $244.75800000000004 $229.60000000000002 $164.25 $156.303 $1,766.9809999999995 $1,692.365 Organic Revenue growth $25.13799999999992 $26.382999999999992 $15.158000000000015 $7.9470000000000027 $74.615999999999531 Organic Revenue growth % 2.9% 6.1% 6.6% 5.8% 4.4%

See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue Reconciliation of Commissions & Fees to Organic Revenue ($ Millions; Unaudited) 2016 Retail Programs Wholesale Services Total 2016 2015 2016 2015 2016 2015 2016 2015 2016 2015 Commissions and fees $916.1 $866.5 $447.8 $428.5 $242.8 $216.6 $156.1 $145.4 $1,762.8 $1,657 Total Change 49.600000000000023 19.300000000000011 26.200000000000017 10.699999999999989 105.79999999999995 Total Growth % 5.724177726485865 4.5% 0.12096029547553101 7.4% 6.4% Contingent Commissions -25.2 -22.1 -17.3 -15.6 -11.5 -14.1 0 0 -54 -51.800000000000004 Guaranteed Supplemental Commissions -9.8000000000000007 -8.3000000000000007 -3.1E-2 -2.3E-2 -1.7 -1.7 0 0 -11.531000000000001 -10.023 Core commissions and fees $881.1 $836.1 $430.46899999999999 $412.87699999999995 $229.60000000000002 $200.8 $156.1 $145.4 $1,697.269 $1,595.1770000000001 Acquisition revenues -31.2 -1.7 -20.2 -8.8000000000000007 -61.899999999999991 Divested business -1.9 -1.3 0 -3.5 -6.7 Organic Revenue $849.9 $834.2 $428.76900000000001 $411.57699999999994 $209.40000000000003 $200.8 $147.29999999999998 $141.9 $1,635.3689999999999 $1,588.4770000000001 Organic Revenue growth $15.699999999999932 $17.202000000000066 $8.6000000000000227 $5.3999999999999773 $46.891999999999825 Organic Revenue growth % 1.9% 4.2% 4.3% 3.8% 2.9520100070696536

Reconciliation of Commissions & Fees to Organic Revenue See important disclosures regarding Non-GAAP measures on page 2. Reconciliation of Commissions & Fees to Organic Revenue ($ Millions; Unaudited) 2015 Retail Programs Wholesale Services Total 2015 2014 2015 2014 2015 2014 2015 2014 2015 2014 Commissions and fees $866.5 $822.1 $428.5 $397.3 $216.6 $211.5 $145.4 $136.5 $1,657 $1,567.4 Total Change 44.399999999999977 31.199999999999989 5.0999999999999943 8.9000000000000057 89.599999999999909 Total Growth % 5.4008028220411113 7.9% 2.4% 6.5% 5.7% Contingent Commissions -22.1 -21.6 -15.6 -20.8 -14.1 -15.3 0 0 -51.800000000000004 -57.7 Guaranteed Supplemental Commissions -8.3000000000000007 -7.7 -3.1E-2 -2.3E-2 -1.7 -2.1 0 0 -10.031000000000001 -9.8230000000000004 Core commissions and fees $836.1 $792.8 $412.86899999999997 $376.47699999999998 $200.8 $194.1 $145.4 $136.5 $1,595.1690000000001 $1,499.877 Acquisition revenues -35.6 -38.5 -2.5 0 -76.599999999999994 Divested business -3.3 -8.8000000000000007 -6.9 -0.3 -19.3 Organic Revenue $800.5 $789.5 $374.36899999999997 $367.67699999999996 $198.3 $187.2 $145.4 $136.19999999999999 $1,518.5690000000002 $1,480.577 Organic Revenue growth $11 $6.7020000000000071 $11.100000000000023 $9.2000000000000171 $37.992000000000189 Organic Revenue growth % 1.4% 1.8% 5.9% 6.8% 2.6%

See important disclosures regarding Non-GAAP measures on page 2. ($ Millions; Unaudited) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Current portion of long-term debt $1.7 $1.2 $0.1 $100.0 $45.6 $73.1 $55.5 $120.0 $50.0 $55.0 Long-term debt less unamortized discount and debt issuance costs 250.1 250.0 450.0 380.0 1,143.8 1,071.6 1,018.4 856.1 1,457.0 1,500.3 Total debt outstanding 251.8 251.2 450.1 480.0 1,189.4 1,144.7 1,073.9 976.1 1,507.0 1,555.3 Cash and cash equivalents 273.0 286.3 219.8 203.0 470.0 443.4 515.6 573.4 439.0 542.2 Net Debt outstanding ($21.2) ($35.1) $230.3 $277.0 $719.4 $701.3 $558.3 $402.7 $1,068.0 $1,013.1 EBITDAC $342.9 $349.6 $401.3 $461.9 $481.8 $553.1 $579.9 $605.3 $615.4 $716.9 Total Debt Outstanding to EBITDAC 0.7x 0.7x 1.1x 1.0x 2.5x 2.1x 1.9x 1.6x 2.4x 2.2x Net Debt Outstanding to EBITDAC 0.0x 0.0x 0.6x 0.6x 1.5x 1.3x 1.0x 0.7x 1.7x 1.4x Reconciliation of Total Debt to Net Debt

The Cheetah: Since our beginning, we have known that doing the best for our customers requires constant persistence and vision. The cheetah, which represents vision, swiftness, strength, and agility, embodies our company culture and has served as a symbol for Brown & Brown since the 1980s. For additional information: Andrew Watts Executive Vice President & Chief Financial Officer (386) 239-5770 | awatts@bbins.com